November 17, 2017

CM Advisors Small Cap Value Fund
 (CMOVX)

A series of CM Advisors Family of Funds

Supplement to Prospectus dated June 28, 2017

This supplement updates certain information in the Prospectus, dated June 28, 2017 (the “Prospectus”), of the CM Advisors Small Cap Value Fund (the “Fund”), a series of the CM Advisors Family of Funds, to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus free of charge, please contact the Fund at 1-888-859-5856. You may also obtain a copy of the Prospectus free of charge on the Fund’s website at www.cmadvisorsfunds.com or by writing the Fund at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746.

Expense Limitation Agreement:

The term of the Expense Limitation Agreement between Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors), the investment advisor to the Fund, and the Fund has been extended to July 1, 2019.

The following disclosure replaces, in its entirety, the subsection entitled “Example” in the Fund Summary: CM Advisors Small Cap Value Fund section on page 13 of the Prospectus:

Example
This Example is intended to help you compare the cost of investing in the Small Cap Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Small Cap Value Fund’s operating expenses remain the same and that the contractual agreement to waive management fees and reimburse other Fund expenses remains in effect only until July 1, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$129	$424	$763	$1719

Investors Should Retain This Supplement for Future Reference